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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 1999

                                 Stanford Telecommunications, Inc.
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                        (Exact Name of Registrant as Specified in Charter)

          Delaware                        000-12734                           94-2207636
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(State or Other Jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
     of Incorporation)

        1221 Crossman Avenue, Sunnyvale, California                             94089
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         (Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:     408-745-0818
                                                    -----------------------------------------------
                                                N/A
---------------------------------------------------------------------------------------------------
                   (Former name or former address, if changed since last report)

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Item 5.  Other Events.

On September 22, 1999, Stanford Telecommunications, Inc., a Delaware corporation ("STel"), entered into a definitive asset purchase agreement (the "ITT Agreement") with ITT Industries, Inc., an Indiana corporation ("ITT"). Pursuant to the ITT Agreement, ITT will purchase substantially all of the assets of STel's government business (the "Asset Purchase") for $191 million in cash, subject to adjustment for an increase or decrease in the net book value of the assets and liabilities of the government business between March 31, 1999 and the closing, which is expected to take place in November 1999. Completion of the Asset Purchase is subject to the satisfaction of certain conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval of the Asset Purchase by the stockholders of STel and consummation of STel's pending merger with Newbridge Networks Corporation, a Canadian corporation (the "Newbridge Merger").

STel's government business is being sold in connection with the Newbridge Merger. The amount of the consideration to be received by STel's stockholders as a result of the Newbridge Merger will depend in part on the proceeds from the Asset Purchase.

The foregoing summary of certain principal terms of the ITT Agreement is not complete and is qualified in their entirety by reference to the agreements. The text of the ITT Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             Exhibit
             -------
             Number    Description
             ------    -----------

               2.1 Asset Purchase Agreement, dated as of September 22, 1999, by and between STel and ITT

              99.1 Joint Press Release issued by STel and Newbridge Networks Corporation on September 23, 1999

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 1999
                                 Stanford Telecommunications, Inc.


                                 By:     /s/ Jerome F. Klajbor
                                    --------------------------------------------
                                 Name:   Jerome F. Klajbor
                                      ------------------------------------------
                                 Title:  Vice President, Chief Financial Officer
                                       -----------------------------------------

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